EXHIBIT 10.1


                             AMENDMENT TO AGREEMENT
                             ----------------------

           THIS AMENDMENT TO AGREEMENT (the "Amendment") made as of the 1st day of September, 2004 by and between by and between BRENNAND-PAIGE INDUSTRIES, INC., a Delaware corporation, ("Brennand") and THACKERAY CORPORATION, a Delaware corporation ("Thackeray") (Brennand and Thackeray sometimes individually referred to as a "Seller" and sometimes collectively referred to as the "Sellers") and EST ORLANDO, LTD. a Florida limited partnership ("Buyer");

                               W I T N E S S E T H

           WHEREAS, Sellers and Buyer entered into an Agreement For Purchase and Sale with an Effective Date of July 23, 2004 (the "Agreement"); and

           WHEREAS, Seller and Buyer are desirous of amending the Agreement in certain respects.

           NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the parties hereto agree as follows:

           1. Definitions. Any capitalize terms herein not defined herein shall have the meaning ascribed thereto in the Agreement.

           2. Allocation of the Purchase Price. Section 2.1 of the Agreement is modified to change the last sentence thereof to read "The Purchase Price shall be allocated $250,000.00 to the sale of the Interest, and $6,000,000.00 to the sale of the Phase II Land."

           3. Modification of Section 4.1. Section 4.1 of the Agreement is modified to (i) delete "on the forty-fifth (45th) day after the Effective Date" and substitute, in lieu thereof, "on September 20, 2004" and (ii) add to the end of such section, the following: "Notwithstanding the foregoing in this section, Buyer's right to terminate this Agreement under the provisions of this section shall be limited to a failure to obtain the Lender Approvals and/or the Partner Approvals during the Inspection Period and for no other reason."

           4. Counterparts/Signature by Facsimile. This Amendment may be executed in multiple counterparts with any counterpart or grouping of counterparts containing the signatures of all parties to constitute a whole and an original of this Agreement and a facsimile signature shall be deemed an original.

           IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

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                                              SELLERS:

                                              BRENNAND-PAIGE INDUSTRIES, INC.,
                                              a Delaware corporation

                                              By:  /s/  Martin J. Rabinowitz
                                                  ------------------------------


                                              THACKERAY CORPORATION, a Delaware
                                              corporation

                                              By: /s/  Martin J. Rabinowitz
                                                  ------------------------------




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                                         BUYER:

                                         EST ORLANDO, LTD., a Florida limited
                                         partnership

                                         By: EST ORLANDO CORPORATION, a Florida
                                         corporation, its general partner


                                         By: /s/  Lothar Estein
                                             -----------------------------------
                                             Lothar Estein, President






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